FS Investment Corporation II **Fact Sheet**

AS OF JUNE 30, 2013 (unless otherwise noted)

FSIC II

FS INVESTMENT CORPORATION II (FSIC II) is a business development company designed to provide a stream of current income. The fund primarily invests in the floating rate, senior secured loans of private U.S. companies. The Fund opened to new investors in June 2012 and has over $1.75 billion in assets under management.

Performance highlights

CURRENT ANNUALIZED DISTRIBUTION RATE[1] (AS OF 9/11/2013)	CUMULATIVE CASH DISTRIBUTIONS PER SHARE[2]
7.2%	**$0.77**

AVERAGE ANNUAL TOTAL RETURNS[3]

Year-to-date	1 year	3 year	5 year	Since inception (6/18/2012)
6.6%	**13.5%**	N/A	N/A	**13.4%**

Past performance is no guarantee of future results.

Portfolio composition[4]

(AS OF 7/31/2013)

The table below shows FSIC II's current portfolio composition by asset type. These percentages may change over time depending on market conditions.

ASSET TYPE	% OF PORTFOLIO
Senior Secured Loans (First Lien and Second Lien)	72%
Senior Secured Bonds	10%
Subordinated Debt	12%
Collateralized Securities	5%
Equity/Other	1%

FLOATING RATE ASSETS	% OF PORTFOLIO
	67%

NON-BROADLY SYNDICATED INVESTMENTS[9]	% OF PORTFOLIO
	62%

Fund sector weightings[4]

Energy	12%
Health Care Equipment & Services	12%
Diversified Financials	9%
Telecommunication Services	9%
Capital Goods	8%
Consumer Services	8%
Technology Hardware & Equipment	7%
Insurance	6%
Software & Services	6%
Commercial & Professional Services	5%
Pharmaceuticals, Biotechnology & Life Sciences	5%
Media	4%
Consumer Durables & Apparel	3%
Materials	2%
Food & Staples Retailing	1%
Real Estate	1%
Transportation	1%
Utilities	1%

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. A copy of the prospectus is available free of charge by contacting FS Investment Corporation II at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting its website at www.FSInvestmentCorpII.com. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the SEC and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulators have approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Portfolio investment objective

Generate current income and, to a lesser extent, long-term capital appreciation.

Investment strategy

FSIC II invests primarily in floating rate, senior secured loans of private U.S. companies. FSIC II has a flexible investment platform, which diversifies its holdings across multiple industries and geographic locations. FSIC II seeks to invest in a broadly diversified portfolio of companies with:

- Leading, defensible market positions
- Positive cash flow
- Proven management teams
- Private equity sponsorship
- Viable exit strategy

Key facts

INCEPTION DATE
June 18, 2012

REGISTERED SHARES[5]
300 million

TOTAL CAPITAL RAISED[6] (AS OF 8/13/2013)
$1.7 billion

TOTAL ASSETS UNDER MANAGEMENT
$1.8 billion

PUBLIC OFFERING PRICE[7] (AS OF 9/11/2013)
$10.50

NUMBER OF PORTFOLIO COMPANIES (AS OF 7/31/2013)
161

MINIMUM INITIAL INVESTMENT
$5,000

DISTRIBUTION REINVESTMENT PRICE
90% of the public offering price

LIQUIDITY[8]
Quarterly tender offers

DISTRIBUTION FREQUENCY
Monthly

TAX REPORTING
Form 1099

Investment Managers

ADVISER
FSIC II Advisor, LLC, an affiliate of Franklin Square Capital Partners

SUB-ADVISER
GSO / Blackstone Debt Funds Management LLC

SPONSOR COMMITMENT (AS OF 8/13/2013)
$23.2 million

Representative holdings (percentage of portfolio)[4,10]

ASCENSION INSURANCE, INC.	Leading insurance brokerage	5.7%
SMILE BRANDS GROUP INC.	Dental services and support provider	2.3%
KANDERS C3 HOLDINGS, LLC[11]	Global provider of quick assembly mobile infrastructure systems	2.1%
BJ'S WHOLESALE CLUB, INC.	Operator of membership warehouse clubs in the eastern U.S.	0.2%
THE CONTAINER STORE, INC.	Leading retailer of storage and organizational items	0.1%
TOTES ISOTONER CORP.	Designer, distributor and retailer of high-quality branded functional accessories	0.1%

Risk factors

An investment in the common stock of FSIC II ("the Fund") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- The Fund is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our previous distributions to stockholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P. (Franklin Square Holdings). Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of amounts owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

1) Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC II's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC II from its portfolio companies.
2) The payment of future distributions on the Fund's common stock is subject to the discretion of the Fund's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
3) Franklin Square Capital Partners calculates both net asset value ("NAV") based returns and stockholder returns for the Fund. The stockholder returns quoted in this Fact Sheet are different from the NAV-based returns and may be higher or lower. NAV-based returns are calculated using NAV performance and reinvested distributions, and represent the total return on the applicable Fund's investment portfolio rather than an actual return to stockholders. The stockholder returns are based on the Fund's public offering price, less selling commissions and dealer manager fees and assume the reinvestment of distributions under the Fund's distribution reinvestment plan. NAV-based returns are disclosed in the public filings of the Fund. Average annual total return is the compounded percentage return an investor received for the highlighted period taking into account all cash distributions during such period. The calculation assumes that the investor purchased shares at the Fund's net public offering price as of the beginning of such period and reinvested all cash distributions pursuant to FSIC II's distribution reinvestment plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of the Fund's common stock as of June 30, 2013, which reflects the method utilized by the Fund in calculating the repurchase price to be paid to holders of its common stock pursuant to its share repurchase program. Average annual total returns are presented on a "net" basis and reflect the management and incentive fees, organization and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors in the Fund, but exclude all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. During the quarter ended June 30, 2013, the ratio of the Fund's operating expenses to its average net assets was 0.82%. For more information regarding the Fund's fees and expenses, investors should carefully review the Fund's prospectus. The average annual total returns shown may have been rounded.
4) Calculated as a percentage of fair value. Fair value is determined by the Fund board of directors. Certain percentages may have been rounded.
5) Registered shares include shares registered in a follow-on offering that was declared effective by the Securities and Exchange Commission on May 13, 2013, the sale of which may be limited in certain jurisdictions pending the sale of all shares registered in the Fund's initial public offering.
6) Includes approximately $23.2 million in proceeds from investors affiliated with FSIC II Advisor, LLC and GSO / Blackstone Debt Funds Management LLC, including members of the Fund's board of directors.
7) The public offering price of the Fund's common stock is subject to a sales load of up to 10% and offering expenses of up to 1.5%.
8) The Fund intends to repurchase a limited number of shares pursuant to quarterly tender offers. The Fund may amend, suspend or terminate its share repurchase program at any time. See the Fund's prospectus for more information.
9) The Fund defines a non-broadly syndicated investment as any investment that is considered proprietary, an anchor order, an opportunistic or event-driven investment, or a collateralized security. These investments may offer higher yields than broadly syndicated transactions, which are marketed and sold to many participants. The Fund's sub-adviser, GSO / Blackstone Debt Funds Management LLC, positions the Fund to access non-broadly syndicated investments due to its scale, expertise and the relationships of its investment team.
10) Security may be an obligation of one or more entities affiliated with the named company.
11) Percentage of portfolio shown net of unfunded commitment.

FS[2] CAPITAL PARTNERS
FS[2] Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC
www.FSInvestmentCorpII.com

FS[2] Capital Partners, LLC (FS[2] Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS[2] Capital's due diligence obligations under the federal securities laws. FS[2] Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS[2] Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

© 2013 Franklin Square Capital Partners